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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 15, 2001
                                                 -------------------------------

                           NORTHERN TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)




                0-5965                                    36-2723087
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       (Commission File Number)               (IRS Employer Identification No.)



Fifty South LaSalle Street, Chicago, Illinois                60675
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  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (312) 630-6000
                                                     ---------------------------

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Item 5.  Other Events

     The information contained in the registrant's October 15, 2001 press release, reporting on the registrant's earnings for the third quarter of 2001, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits:

         Exhibit 99    October 15, 2001  Press Release

                                        2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     NORTHERN TRUST CORPORATION
                                                     --------------------------
                                                             (Registrant)

Dated: Octrober 15, 2001                        By: /s/Perry R. Pero
                                                    -------------------
                                                    Perry R. Pero
                                                    Vice Chairman
                                                    and Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX
                                  -------------

        Number            Description                        Page Number
        ------            -----------                        -----------

         99          October 15, 2001   Press Release            5

                                        4